UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): July 14, 2025

                          SecureTech Innovations, Inc.

 (Exact name of registrant as specified in its charter)

Wyoming	000-55927	82-0972782
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

           2355 Highway 36 West, Suite 400, Roseville, MN   55113

 (Address of principal executive offices and zip code)

                                    (651) 317-8990

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SCTH	OTCID

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Forward-Looking Statements

This Form 8-K and other reports filed by SecureTech Innovations, Inc. ("SecureTech") with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward-looking statements and information based on our management's beliefs, current information, estimates, and assumptions. Words like 'believes,' 'estimates,' 'anticipates,' 'expects,' 'plans,' 'projects,' 'intends,' 'potential,' 'may,' 'could,' 'might,' 'will,' 'should,' 'approximately,' and similar expressions identify these forward-looking statements as they relate to our business or management. Such statements reflect our management’s current view regarding future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks described in the “Risk Factors” section of our Annual Report on Form 10-K) that relate to our industry, operations, and results. If these risks or uncertainties materialize or, if our assumptions prove incorrect, actual results may differ significantly from those anticipated in these forward-looking statements.

While we believe the expectations reflected in these forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including US securities laws, we do not intend to update any forward-looking statements in this Form 8-K or elsewhere.

Item 1.01	Entry into a Material Definitive Agreement

On July 14, 2025, SecureTech Innovations, Inc. ("SecureTech"), together with its wholly owned subsidiary, AI UltraProd, Inc. (Wyoming), and its majority-owned subsidiaries, Aiultraprod Group Limited (Hong Kong), of which it holds a 90.0% interest, and Zhejiang Jizhu Technology Co., Ltd. (China), of which it holds an 80.4% interest, executed Amendment No. 1 to the Incubation Operating Agreement originally entered into among the parties on June 23, 2025 (“Agreement”).

This amendment replaces Section 5 of the Agreement in its entirety. Section 5 previously governed the appointment and role of a third-party escrow agent to safeguard the equity interests distributed in connection with the Acquisition and Stock Purchase Agreement dated June 23, 2025. Following further review, the parties determined that physical stock certificates could not be issued to represent such ownership interests as originally contemplated.

To address this issue, Amendment No. 1 restructures the equity protection framework originally intended to be administered by an escrow agent. The revised Section 5 continues to preserve the agreed-upon equity safeguards without requiring a third-party escrow arrangement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.5	Amendment No. 1 (dated July 14, 2025) to the Incubation Operating Agreement (dated June 23, 2025)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2025	By:	SECURETECH INNOVATIONS, INC. /s/ J. Scott Sitra
President, Chief Executive Officer, Principal Executive Officer, and Director